                                   GINTEL FUND

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

             SUMMARY OF INVESTMENT RESULTS

1998 (6 months)                                2.6%
1997                                          29.2%
1996                                          31.0%
1995                                          31.0%
1994                                         -16.5%
1993                                           2.0%
1992                                          24.7%
1991                                          15.6%
1990                                          -6.7%
1989                                          23.8%
1988                                          29.4%
1987                                         -14.3%
1986                                          20.8%
1985                                          20.0%
1984                                          -2.6%
1983                                          34.3%
1982                                          34.1%
1981 (6/10/81-12/31/81)                        7.6%

Average Annual Total
Return Since Inception                        15.6%

 *Investment results are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

Fellow Shareholders:                                              June 30, 1998

Strong investment gains in the month of April were more than offset by price declines in May and June, so that Gintel Fund's net asset value per share increased only 2.6% by the end of the first half of 1998, after having risen 5.3% by the end of the first quarter. By comparison, the S&P 500 Index rose 17.6%, while the Russell 2000 Index increased by only 4.9% for the same six month period.

At quarter-end, $39.4 million, or 21.6% of the Fund's portfolio, was held in cash equivalents awaiting reinvestment. Also, during the first six months, sales of stocks held in the portfolio resulted in net realized capital gains of $27.7 million, of which $21.5 million were long-term capital gains, taxable at only 20% capital gain tax rates after dividend distribution to our shareholders, and $6.2 million were short-term capital gains, taxable at ordinary income tax rates. By year-end, we would expect to have realized some offsetting capital losses in the Fund's portfolio to ease the tax burden for the benefit of our taxpaying shareholders.

Last January we ventured to predict that we would experience some of our best gains in 1998 from our investments in Green Tree Financial, Nobel Education and Checkpoint Systems. In fact, we experienced substantial gains from Green Tree Financial, all of which have been realized, and Nobel Education has appreciated more than 70% since year-end. However, Checkpoint Systems is a stock which has stumbled once again and it continues to penalize our current investment results, as have Capstead Mortgage and Chart Industries. Milestone Scientific is a new investment which has been particularly disappointing, and costly to us as well; some shares may be sold by year-end to offset the substantial taxable short-term gains already in the portfolio.

Checkpoint Systems, after meeting great initial success in gaining market share and building rapidly growing revenues in the radio frequency electronic article surveillance industry to thwart shop-lifting in retail stores, has suddenly run into aggressive marketing tactics from its major competitor. As a result, recently-announced price increases have been put off and competitive bidding for new business has intensified. The bottom line is that the company's hope for profit acceleration from current levels has been pushed out to 1999, with 1998 looking like a flat to slightly down year.

Although we sold over 60% of our Capstead Mortgage holdings at substantial gains in 1997 and 1998, the remaining investment has been adversely impacted by the current low interest rate environment, mortgage prepayments, and a flat yield curve, all of which have combined to cause Capstead's fundamentals to deteriorate more extensively than either management or we expected. We are trying to evaluate the situation to determine a correct, long-term course of action for the shares remaining in our portfolio, including consideration of replacing some of the stock we sold earlier at much higher prices.

Chart Industries nearly doubled in price from mid-January to mid-April, and we sold off a significant portion of our holdings on that price run-up, but the stock subsequently gave back nearly all of its gains, giving us an opportunity in July to repurchase some of the shares we sold at significantly higher prices earlier this year.

We also reduced our substantial position in Mercury General, an insurance company which is doing very well, but whose stock has appreciated over 210% above our original cost. Also, we have maintained our very substantial position in CheckFree Holdings Corporation, which presently accounts for nearly 27% of the Fund's assets. We believe the pay-off we have been patiently waiting for these past two years is at hand and that over the next 6-18 months, CheckFree will be in a position to demonstrate a substantial, rapidly growing stream of recurring revenues, income, and cash flow which we hope will command a premium valuation in the stock market.

We believe the United States economy is in the latter stages of an economic expansion that began in 1992. With inflation still hovering around the 2% level, corporate operating profits have slowed significantly from the average mid-teen percentage gains of recent years to a projected, modest 2% to 3% growth for all of 1998. Due to strong consumer resistance, higher wage and healthcare costs cannot easily be passed on through higher prices. Moreover, the growth we have enjoyed from near-record employment and rising real consumer income has been negatively impacted by the strong U.S. Dollar which has hurt the earnings of multinational corporations and spurred the growth of imports. The economic turmoil in Asia remains a major wild card, with the U.S. economy expected to be impacted much more in the second half of 1998. While the outlook does not appear as rosy as it has over the past several years, we continue to believe that some of those corporations with strong earnings gains and growth prospects could be rewarded with higher constant valuations than their peers. Nevertheless, we have accepted large capital gains and hold a substantial cash equivalent reserve to protect the portfolio from an unexpected market correction while we await any buying opportunities that may present themselves in the meantime.

As always, we thank our shareholders for their continuing loyalty and patience.


Cordially,


/s/ Robert M. Gintel      /s/ Cecil A. Godman, III     /s/ Edward F. Carroll
--------------------      ------------------------     ---------------------
Robert M. Gintel          Cecil A. Godman, III         Edward F. Carroll
Chairman                  Investment Manager           Investment Manager

GINTEL FUND Statement of Net Assets                                                                        As of June 30, 1998
                                                                                                                   (Unaudited)
NUMBER
OF                                                                                                                     MARKET
SHARES                                                                                           COST**                 VALUE
-----------------------------------------------------------------------------------------------------------------------------
                         COMMON STOCKS

                         TECHNOLOGY-RELATED (29.1%)
                         --------------------------
1,675,000                CheckFree Holdings Corporation*                                    $28,626,136           $49,307,812
  200,000                C-Cube Microsystems Inc.*                                            5,101,583             3,712,500

                         INSURANCE (16.7%)
                         -----------------
  400,000                Mercury General Corporation                                          8,736,086            25,775,000
  100,000                Conseco Inc.                                                         5,114,062             4,675,000

                         MANUFACTURING & SERVICE (12.2%)
                         -------------------------------
  400,000                Ogden Corporation                                                    7,942,677            11,075,000
  348,800                Chart Industries, Inc.                                                 740,384             8,327,600
   50,000                Johnson Controls, Inc.                                               1,195,850             2,859,375

                         SECURITY PROTECTION SYSTEMS (4.5%)
                         ----------------------------------
  575,000                Checkpoint Systems, Inc.                                             7,163,982             8,121,875

                         MORTGAGE BANKING (2.6%)
                         -----------------------
  565,000                Capstead Mortgage Corporation                                        6,385,421             4,731,875

                         MEDICAL EQUIPMENT (2.2%)
                         ------------------------
  725,000                Milestone Scientific Inc.*                                          10,159,140             3,942,188

                         EDUCATION (2.0%)
                         ----------------
  400,000                Nobel Education Dynamics, Inc.                                       3,044,821             3,600,000

                         COPPER PRODUCER (1.6%)
                         ----------------------
   50,000                Phelps Dodge Corporation                                             2,992,527             2,859,375

                         SAVINGS & LOAN (1.5%)
                         ---------------------
   80,000                Charter One Financial Corporation                                      240,937             2,695,000

                         BROADCAST EQUIPMENT (1.3%)
                         --------------------------
  100,000                Vertex Communications Corporation*                                   1,550,000             2,350,000

                         BEVERAGES/FOOD (0.9%)
                         ---------------------
   40,000                PepsiCo. Inc.                                                          643,671             1,647,500

                         Miscellaneous Securities*** (3.0%)                                   4,577,617             5,541,250

                         Imputed Brokerage Commission on
                         Securities Owned                                                       357,000
-----------------------------------------------------------------------------------------------------------------------------
                         Total Common Stock (77.4%)                                          94,571,894           141,221,350
-----------------------------------------------------------------------------------------------------------------------------

GINTEL FUND Statement of Net Asset (continued)                                                            As of June 30, 1998
                                                                                                                  (Unaudited)
PRINCIPAL
AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                         CASH EQUIVALENTS
6,000,000                American Express Credit Corporation
                         5.55% due 7/29/98                                                    6,000,000             6,000,000
6,000,000                General Motors Acceptance Corporation
                         5.59% due 8/6/98                                                     6,000,000             6,000,000
6,000,000                Associates Corporation of North America
                         5.53% due 7/10/98                                                    6,000,000             6,000,000
6,000,000                Chevron USA Inc
                         5.58% due 7/10/98                                                    6,000,000             6,000,000
6,000,000                General Electric Capital Corporation
                         5.57% due 7/9/98                                                     6,000,000             6,000,000
5,000,000                General Electric Capital Services Corporation
                         5.57% due 7/23/98                                                    5,000,000             5,000,000
4,438,000                Chase Securities, Inc. Repurchase Agreement
                         5.40% due 7/1/98 (Collateralized by U. S.                            4,438,000             4,438,000
                         Government Obligations)
-----------------------------------------------------------------------------------------------------------------------------
                         Total Cash Equivalents (21.6%)                                      39,438,000            39,438,000
-----------------------------------------------------------------------------------------------------------------------------
                         Total Investments (99.0%)                                         $134,009,894           180,659,350
                                                                                           ============

                         Other assets net of liabilities (1.0%)                                                     1,757,695

-----------------------------------------------------------------------------------------------------------------------------
                         Net Asset Applicable to Outstanding Shares (100.0%)                                    $ 182,417,045
=============================================================================================================================
 Net asset value per share--based on 8,165,943 shares
 of beneficial interest (offering and redemption price)                                                               $ 22.34

=============================================================================================================================

*     Non-income producing investments
**    Cost basis for Federal income tax purposes
*** Includes seven investments, some of which are non-income producing investments.

See notes to financial statements.

GINTEL FUND Statement of Operations                                                                            June 30, 1998
                                                                                                                  (Unaudited)
INVESTMENT INCOME:
   Dividends                                                                                                       $1,512,410
   Interest                                                                                                           558,356
                                                                                                                    ---------
      Total investment income                                                                                       2,070,766

EXPENSES:
   Investment advisory fee                                                                      921,992
   Administrative expense                                                                       596,971
   Other expenses                                                                                27,765
                                                                                            -----------
       Total expenses                                                                                               1,546,728
                                                                                                                  -----------


NET INVESTMENT INCOME                                                                                                 524,038
NET REALIZED GAIN ON INVESTMENTS                                                             27,151,142
NET DECREASE IN UNREALIZED APPRECIATION OF INVESTMENTS                                      (23,069,655)
                                                                                            ------------
NET GAIN ON INVESTMENTS                                                                                             4,081,487
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ 4,605,525
                                                                                                                  ===========

See notes to financial statements.

GINTEL FUND Statements of Changes in Net Assets                                                                   (Unaudited)

                                                                                             Six Months           Year Ended
                                                                                            Ended 6/30/98          12/31/97
                                                                                            -------------          --------

OPERATIONS:
   Net investment income                                                                   $    524,038           $ 1,328,273
   Net realized gain on investments                                                          27,151,142            10,157,788
   Net increase (decrease) in unrealized appreciation
    of investments                                                                          (23,069,655)           30,268,425
                                                                                           ------------           -----------
       Net increase from operations                                                           4,605,525            41,754,486

DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income                                                                                 --            (1,538,652)
   Net realized gains from investment                                                                --           (10,812,017)
                                                                                           ------------           -----------
        Net decrease from distributions to shareholders                                              --           (12,350,669)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                                2,527,319             9,158,835
   Reinvestment of dividends                                                                         --            11,013,433
   Cost of shares repurchased                                                                (5,440,267)          (16,757,312)
                                                                                           ------------           -----------
        Net increase (decrease) from capital share transactions                              (2,912,948)            3,414,956

Total Increase                                                                                1,692,577            32,818,773
Net Assets - Beginning of Year                                                              180,724,468           147,905,695
                                                                                           ------------          ------------
Net Assets - End of Period                                                                 $182,417,045          $180,724,468
                                                                                           ============          ============

NET ASSETS CONSIST OF:
   Capital Stock                                                                           $108,999,405          $111,912,353
   Undistributed net investment  losses                                                         (42,345)             (566,383)
   Undistributed net realized gains (losses)
    from security transactions                                                               26,557,529              (593,613)
   Unrealized appreciation on investments                                                    46,902,456            69,972,111
                                                                                           ------------          ------------
                                                                                           $182,417,045          $180,724,468
                                                                                           ============          ============


See notes to financial statements.

GINTEL FUND Condensed Financial Information                                                                        (Unaudited)
           (Per Share Income and Capital Changes)

                                                                                        Year Ended December 31
                                                                         ----------------------------------------------------
                                                         Six Months
                                                       Ended 6/30/98     1997           1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
    Beginning of Year                                  $ 21.78         $18.10          $15.37        $12.46         $15.11

Income from
    Investment Operations
     Net investment income (loss)                          .06            .12             .37         (.01)            .04

     Net realized and unrealized
      gain (loss) on securities                            .50           5.13            4.40          3.86         (2.53)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Income                               .56           5.25            4.77          3.85         (2.49)
-----------------------------------------------------------------------------------------------------------------------------

Less:  Distributions
     Net investment income                                  --            .15             .35           .01            .04
     Capital gains                                          --           1.42            1.69           .93            .12
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      1.57            2.04           .94            .16
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $ 22.34         $21.78          $18.10        $15.37         $12.46
=============================================================================================================================
Total Return                                              2.6%          29.2%           31.0%         31.0%         -16.5%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period                         $182,417,045   $180,724,468    $147,905,695   $96,738,857    $88,277,270
Ratio of operating expenses to
  average net assets*                                     1.7%           1.8%            1.8%          2.3%           2.4%
Ratio of net investment
  income (loss) to average net assets                      .6%            .8%            2.2%         (.1%)            .3%
Portfolio turnover rate                                  39.7%          52.0%           61.4%         55.4%          69.6%
Average commission rate paid                                 *              *               *             *              *
Shares outstanding, end of period                    8,165,943      8,295,837       8,171,707     6,295,777      7,085,466


* The Fund's expense ratio for 1994 - 1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative
  Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure. Based upon the imputed brokerage commission calculation the average commission rate paid for the six months ended June 30, 1998, was $.0943 and for 1997 and 1996 was $.0845 and $.0771 per share, respectively.

See notes to financial statements.

GINTEL FUND Notes to Financial Statements                          June 30, 1998
                                                                     (Unaudited)
(NOTE A)    ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B)--SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.  Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C)--INVESTMENT ADVISORY AGREEMENT:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D)--ADMINISTRATIVE SERVICES AGREEMENT:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(NOTE E)--IMPUTED COMMISSIONS:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the six months ended June 30, 1998, the Fund has estimated imputed brokerage commissions to be $418,000 which decreased administrative expense, and thereby increased net investment income and unrealized capital gains by $418,000 and $93,000, respectively, and decreased realized capital gains by $511,000.

GINTEL FUND Notes to Financial Statements  --  continued           June 30, 1998
                                                                     (Unaudited)

(NOTE F)--LINE OF CREDIT:
The Fund has a bank line of credit of $15,000,000. Interest is payable at the Prime Rate. Loans are collateralized by securities owned by the Fund. At June 30, 1998, the Fund had no outstanding borrowings.


(NOTE G)--OTHER MATTERS:

1.  Investments

Unrealized appreciation at June 30, 1998                            $ 56,914,951
Unrealized depreciation at June 30, 1998                              (9,908,495)
Imputed commissions on securities owned                                ( 357,000)
                                                                    ------------
                                                                     $46,649,456
                                                                    ============

                                                                 Six Months Ended
                                                                    June 30, 1998
                                                                 ----------------
Purchases of securities other than short-term investments            $33,014,054
Sales of securities other than short-term investments                $77,149,223

2.  Capital Stock (in shares):

                                                                  Six Month Ended              Year Ended
                                                                    June 30, 1998       December 31, 1997
                                                                  ---------------       -----------------
Shares issued                                                            112,002                426,934
Shares reinvested                                                             --                516,578
Shares repurchased                                                      (241,896)              (819,382)
                                                                        --------              ---------
          Net increase (decrease)                                       (129,894)               124,130
                                                                       =========              =========

GINTEL FUND TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

Robert M. Gintel         Chairman, Trustee, and Chief Executive Officer Chairman
                         and Chief Executive Officer, Gintel Asset Management,
                         Inc.; Senior Partner, Gintel & Co. Limited Partnership;
                         Vice Chairman and Director, XTRA Corporation.

Thomas H. Lenagh         Trustee
                         Financial Consultant; formerly Chairman and Chief
                         Executive Officer of Greiner Engineering Co.; Director,
                         Adams Express Co., USLife Corp., ICN Biomedics, Inc.,
                         SCI Systems, Inc., Irvine Sensors Corp., CML Inc.,
                         Clemente Global, Rexhall Inc.

Francis J. Palamara      Trustee
                         Business Consultant; previously Director and Executive
                         Vice President of ARA Services, Inc.; formerly
                         Executive Vice President and Chief Operating Officer of the New York Stock Exchange, Inc.; Director, Glenmede
                         Fund, XTRA Corporation.

Russel R. Taylor         Trustee
                         Associate Professor of Management and Marketing,
                         Director of H.W. Taylor Institute of Entrepreneurial
                         Studies, College of New Rochelle; Founder of Russel
                         Taylor, Inc.

Stephen G. Stavrides     Trustee, President, and Treasurer
                         President, Gintel Asset Management, Inc.; General
                         Partner and Chief Operating Officer, Gintel & Co.
                         Limited Partnership.

Donna K. Grippe          Secretary and Assistant Treasurer

                         INVESTMENT ADVISOR                    GINTEL GROUP
                         Gintel Asset Management, Inc.         Chase Global Funds Services Company
                         6 Greenwich Office Park               P. O. Box 2798
                         Greenwich, CT  06831-5197             Boston, MA  02208-2798
                         203 622-6400                          800 344-3092